As filed with the Securities and Exchange Commission on November 24, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Fund, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
 (Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
 (Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 9/30/2015

Date of reporting period:  9/30/2015

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2015

November 10, 2015

Dear Shareholders,

We are pleased to present the Annual report of Concorde Funds, Inc. for the fiscal year ended September 30, 2015.

Concorde Value Fund

Concorde Value Fund, managed by Concorde Investment Management, produced a net return of -11.88% for the 6 months ended September 2015 and -8.9% for the fiscal year ending that same date. The 3 months ending September 2015 were volatile for equities and all comparison indexes were down between -6.44% and -11.92%. The Fund, which typically invests in a modest allocation to small and medium size equities, had a volatile year specifically related to the 3rd quarter, while implementing a flexible all capitalization approach to value oriented equities, tends to emphasize larger cap companies. The Fund also, as its name suggests, focuses on Value over Growth. In the chart below the difference in performance between Value related indexes and Growth related indexes is self-explanatory. Growth related stocks had a better year than Value related stocks. The S&P 500 returned -.61% for the fiscal year and if measuring only the Value related stocks of that index, performance was -4.3%. The Russell 3000 Value returned -4.22% versus 3.2% for the Russell 3000 Growth. The Fund had greater than normal turnover, as several holdings reached target valuations and market volatility created some new buying opportunities that had better risk/reward. The current macroeconomic backdrop remains one that invokes a more defensive posture than normal and that is reflected in the Fund’s bias to larger and historically more stable companies that would be expected to cope with difficult times better than smaller organizations. We also instituted an option strategy during the 2nd half of the fiscal year for the Fund in an attempt to capture additional income.

			Annualized	Annualized*
	6 Months*	Full Fiscal Year*	5 Years Ending*	10 Years Ending
	April 2015 - Sept 2015	Oct 2014 - Sept 2015	Sept 2015	Sept 2015
Concorde Value Fund	-11.88%	-8.90%	7.22%	1.86%
S&P 500 Index (Value)	-6.18%	-.61% (-4.3%)	13.34%	6.80%
Russell 3000 Value Index (Growth)	-8.59%	-4.22% (3.2%)	12.11%	5.68%
Russell 2000 Index	-11.55%	1.25%	11.73%	6.55%
Lipper Multi-Cap Value Index	-9.12%	-4.05%	11.17%	5.03%
NASDAQ Global Select Market	-5.49%	2.99%	14.46%	8.32%

* Source – Morningstar, Inc.; US Bancorp Fund Services, LLC

Performance across the major S&P 500 market sectors resulted in a flat fiscal year. The underperformance of smaller equities is reflected in the Russell 2000 index returns. The sector which had double digit negative returns was energy related. Energy prices and equities related to the industry began their decline in September of 2014. Initially, there was a bottom to energy related stocks in January of 2015 and after slowly climbing through May, a further drop in equity prices has persisted around energy related stocks. As a reminder, we look for long term value and took the opportunity to add to existing energy positions during the sell offs. While that will impact performance over the short term, it is something we are optimistic about given the long term intrinsic value of these positions. We will always take long term performance views over short term. Positive performance was in consumer discretionary, healthcare, and telecom equities. In consumer discretionary, results varied widely among the large number of Fund holdings. We swapped Speedway Motor Sports for International Speedway and the results were essentially flat on the year. Two long term Fund holdings, Walt Disney Co. and Hanesbrand produced solid gains for the year as continued excellent company results, in addition to increasing investor awareness, pushed their stocks higher. Walt Disney looks to continue their momentum with the release of the Star Wars movie and related merchandise over the holiday period. Lowes and Fortune Brands Home & Security had some of the largest gains in the portfolio. We exited Time Warner during the year after historical positive performance. One new holding, Darden Restaurants, contributed a 35% total return on the year. Strong operating results and same store sales growth in addition to the announcement of a spin-off of a portion of their real estate property into a REIT contributed to the appreciation.

The energy holdings contributed a set of negative results in driving an industry return similar to the index results. The S&P 500 Energy Index was down -29.7% on the year. The Fund exited its Exxon position during the year and added a full position in Cimarex and Haliburton. The Cimarex position was added throughout the year and only contributed a modest negative result on the overall portfolio. Haliburton was added during January and again in August when there was another dip in the stock prices of energy related businesses. Haliburton is a tier 1 name in oil field services and will contribute to excellent long term performance of the Fund. Devon and Texas Pacific Land were large double digit declines during the year and while all of our energy positions were weak as commodity prices dropped considerably, the companies have shown their ability to weather a downturn and are poised for long term value creation. The underlying assets combined with low leverage profiles make these investments attractive.

The Fund held smaller exposures in the healthcare and consumer defensive sectors than the typical market allocation during the year. Healthsouth was a position that was added during the year as healthcare is a long term growth sector. HCA increased modestly on the year as reimbursement rates continued to climb as Medicare enrollees grew due to new healthcare regulations. Investors see healthcare as a long-term growth sector. In consumer defensive, Johnson & Johnson declined almost 10% over the year. The consumer defensive holdings also numbered only three stocks for the year as the Fund sold long time holdings General Mills and Unilever. Both names had reached our fair valuation range and were struggling with growth. The other holding in this sector was AB Inbev, which was flat in total return on the year. We have taken significant profits in AB Inbev as it has risen the last two years and the stock continues to warrant a modest allocation. In September, AB Inbev approached SAB Miller about a possible acquisition. The acquisition would cost over $100 billion and if approved, the new combined entity would produce 30% of the world’s beer.

The Fund’s financial services holdings remained steady during the year and performed in line with a mid-single digit positive contribution. Individual stock appreciation was very consistent among the holdings which are all in some segment of insurance. American International Group and Aon, with an emphasis on property and casualty lines, continued to grow despite some slowdown in the firm pricing market of the last few years. We exited the Travelers position and the First American Financial positions during the year once they reached our valuation targets. The low interest rate environment, which was discussed in the annual letter last year, also is restricting the investment income available for the large amount of assets held by these industry leaders. AON PLC, primarily involved in corporate insurance brokerage along with employee benefits consulting, continues to perform well globally and generates significant cash flow.

The Fund exited three industrial holdings. United Parcel, United Technologies, and Waste Management all reached fair valuation targets and our concerns about international growth persisted. We continue to monitor these securities in the event valuation levels become attractive again. Finally, Union Pacific stock total return declined in the mid-teens after an almost 40% return the previous year. Slowing oil production along with concerns about the domestic economy contributed to the stock’s performance.

Technology investments lagged modestly relative to the strong returns provided by the sector within the S&P 500. IBM is a name that continues to face headwinds as they transform their business to have higher service components. It appears to be significantly undervalued based on conservative longer term prospects and fairly valued on current depressed operating results. Microsoft, a long Fund holding, contributed an approximate flat total return for the year as good business results and continued focus on shareholder friendly capital management all maintained investor demand. We have taken some profits as the stock has appreciated, but a position is still warranted as our valuation target has also risen.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President
Concorde Investment Management

Concorde Value Fund
Performance Comparison
9/30/2015 Value of $10,000 Invested on 9/30/2005

AVERAGE ANNUAL TOTAL RETURN
1 Year	-8.90%
3 Years	6.95%
5 Years	7.22%
10 Years	1.86%

NOTE: The Russell 3000 Value Index measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 consists of 500 selected stocks, most of which are listed on the New York Stock Exchange. It is a widely recognized unmanaged index of stock prices. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CONCORDE VALUE FUND
PORTFOLIO HOLDINGS BY SECTOR

September 30, 2015

The portfolio’s holdings and allocations are subject to change. The percentages are of net assets as of September 30, 2015.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2015

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS - 80.38%

ACCOMMODATION & FOOD SERVICES
Darden Restaurants, Inc.	5,000	$342,700	3.75%

ARTS, ENTERTAINMENT & RECREATION
Speedway Motorsports, Inc.	10,500	189,525	2.07

FINANCE & INSURANCE
American International Group, Inc.	6,000	340,920	3.73
Aon Corp. (a)	4,200	372,162	4.07
		713,082	7.80
HEALTH CARE
HCA Holdings, Inc. (b)	5,500	425,480	4.66
HealthSouth Corp.	7,775	298,327	3.26
		723,807	7.92
INFORMATION
Comcast Corp.	4,900	280,476	3.07
Discovery Communications, Inc. (b)	11,000	267,190	2.93
Microsoft Corp.	10,000	442,600	4.84
Oracle Corp.	11,100	400,932	4.39
The Walt Disney Co.	2,700	275,940	3.02
		1,667,138	18.25
MANUFACTURING
Allergan PLC (a)(b)	1,000	271,810	2.97
Anheuser Busch InBev NV - ADR (a)	2,600	276,432	3.03
FMC Corp.	7,000	237,370	2.60
Ford Motor Co.	17,000	230,690	2.53
Fortune Brands Home & Security, Inc.	4,700	223,109	2.44
Johnson & Johnson	2,900	270,715	2.96
		1,510,126	16.53
MINING, QUARRYING & OIL & GAS EXTRACTION
Cimarex Energy Co.	2,530	259,274	2.84
Devon Energy Corp.	3,750	139,088	1.52
Halliburton Co.	7,500	265,125	2.90
		663,487	7.26
RETAIL TRADE
Hanesbrands, Inc.	8,500	245,990	2.69
Lowe’s Companies, Inc.	5,000	344,600	3.77
Office Depot, Inc. (b)	14,000	89,880	0.98

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2015

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS (continued)

RETAIL TRADE (continued)
Staples, Inc.	11,800	$138,414	1.52%
		818,884	8.96
TRANSPORTATION & WAREHOUSING
Union Pacific Corp.	5,600	495,096	5.42

UTILITIES
Kinder Morgan, Inc.	8,000	221,440	2.42
TOTAL COMMON STOCKS (Cost $4,941,881)		7,345,285	80.38

EXCHANGE TRADED FUNDS - 2.12%
iShares Gold Trust (b)	18,000	194,040	2.12
TOTAL EXCHANGE TRADED FUNDS (Cost $197,516)		194,040	2.12

OPEN-END FUNDS - 4.87%
Deutsche CROCI International Fund	6,069	255,402	2.79
Matthews Asian Growth & Income Fund	11,490	189,922	2.08
TOTAL OPEN-END FUNDS (Cost $460,000)		445,324	4.87

REITS - 2.66%
REAL ESTATE & RENTAL & LEASING
Senior Housing Properties Trust - REIT	15,000	243,000	2.66
TOTAL REITS (Cost $241,251)		243,000	2.66

ROYALTY TRUST - 4.15%
CONSTRUCTION
Texas Pacific Land Trust	2,700	378,675	4.15
TOTAL ROYALTY TRUST (Cost $390,001)		378,675	4.15

SHORT-TERM INVESTMENTS - 3.00%
SHORT-TERM INVESTMENTS
Fidelity Institutional Money Market - Select Class, 0.08% (c)	273,721	273,721	3.00
TOTAL SHORT-TERM INVESTMENTS (Cost $273,721)		273,721	3.00
Total Investments (Cost $6,504,370) - 97.18%		8,880,045	97.18
Other Assets in Excess of Liabilities - 2.82%		257,863	2.82
TOTAL NET ASSETS - 100.00%		$9,137,908	100.00%

Notes:
ADR American Depository Receipt
REIT Real Estate Investment Trust
(a)	Foreign issued security listed directly on a U.S. securities exchange.
(b)	Presently non-income producing.
(c)	Rate shown is the 7-day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

ASSETS
Investments in securities, at fair value (cost $6,504,370)	$8,880,045
Dividends and interest receivable	9,168
Receivable for investment securities sold	1,519,798
Prepaid expense	5,770
Other asset	3,346
TOTAL ASSETS	10,418,127
LIABILITIES
Investment advisory fee payable	6,915
Payable for investment securities purchased	1,238,904
Accrued expenses	34,400
TOTAL LIABILITIES	1,280,219
NET ASSETS	$9,137,908
Composition of Net Assets:
Net capital paid in on shares of capital stock	$6,283,080
Accumulated net investment loss	(37,962)
Accumulated undistributed net realized gain	517,115
Net unrealized appreciation	2,375,675
NET ASSETS	$9,137,908
Capital shares outstanding	662,844
Net asset value, offering price and redemption price per share	$13.79

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

Investment Income
Dividends (net of foreign withholding taxes of $2,713)	$204,890
Interest	175
Total investment income	205,065
Expenses
Investment advisory fee (Note 6)	98,225
Administration fees	35,160
Professional fees	34,484
Fund accounting fees	28,499
Transfer agent fees	16,892
Other expenses	12,899
Printing, postage and delivery	10,730
Insurance expense	5,037
Custody fees	3,195
Directors fees	2,438
Federal and state registration fees	1,631
Total expenses	249,190
NET INVESTMENT LOSS	(44,125)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	748,170
Written options	24,678
Net decrease in unrealized appreciation on:
Investments	(1,572,430)
NET REALIZED GAIN AND UNREALIZED LOSS FROM INVESTMENTS	(799,582)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(843,707)

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sep. 30, 2015	Sep. 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(44,125)	$(18,996)
Net realized gain from:
Investments	748,170	1,482,836
Written options	24,678	—
Unrealized appreciation (depreciation) on:
Investments	(1,572,430)	317,834
Net increase (decrease) in net assets resulting from operations	(843,707)	1,781,674
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(25,654)
Net realized gains on investments	(953,218)	—
Total distributions to shareholders	(953,218)	(25,654)
CAPITAL SHARE TRANSACTIONS-NET (Note 3)	(947,014)	(1,153,394)
Total increase (decrease) in net assets	(2,743,939)	602,626
NET ASSETS
Beginning of year	11,881,847	11,279,221
End of year (including undistributed net investment
loss of ($37,962) and ($13,524), respectively)	$9,137,908	$11,881,847

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2015	2014	2013	2012	2011
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year	$16.50	$14.22	$12.34	$9.97	$10.65
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.07)	(0.02)	0.03	0.02	(0.03)
Net realized and unrealized gain (loss)
on investment transactions	(1.29)	2.33	1.87	2.35	(0.65)
Total from investment operations	(1.36)	2.31	1.90	2.37	(0.68)
Less distributions:
From net investment income	—	(0.03)	(0.02)	—	—
From net realized gains	(1.35)	—	—	—	—
Total distributions	(1.35)	(0.03)	(0.02)	—	—
Net asset value, end of year	$13.79	$16.50	$14.22	$12.34	$9.97
TOTAL RETURN	(8.90)%	16.29%	15.46%	23.77%	(6.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$9,138	$11,882	$11,279	$11,027	$9,331
Ratio of expenses to average net assets	2.28%	2.06%	2.09%	2.12%	2.07%
Ratio of net investment income (loss)
to average net assets	(0.40)%	(0.16)%	0.24%	0.19%	(0.24)%
Portfolio turnover rate	57%	32%	34%	19%	37%

(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The Fund’s Registration Statement under the Securities Act of 1933 was effective in December of 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in note 2.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Permanent book and tax differences, if any, result in reclassifications to certain components of net assets. For the year ended September 30, 2015, the Fund decreased accumulated net investment loss by $19,687, and decreased net capital paid in on shares of capital stock by $19,687. These reclassifications have no effect on net assets, results of operations or net asset value per share. These permanent differences primarily relate to net operating losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, if any, at least once a year. Distributions from net investment income and capital gains, if any, are generally declared and paid in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options contracts for the year ended September 30, 2015 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2014	0	$0
Options written	239	44,466
Options terminated in
closing purchase transactions	(62)	(13,007)
Options expired	(177)	(31,459)
Options exercised	0	0
Options outstanding at September 30, 2015	0	$0

The average monthly fair values of written options during the year ended September 30, 2015 for the Fund was $3,050.

Note 2 – Securities Valuation

The Company’s board of directors has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to Concorde Financial Corporation dba Concorde Investment Management (Concorde) to apply those methods in making fair value determinations. All fair value determinations made by Concorde are subject to oversight by the board of directors.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 –	Quoted unadjusted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability based on the best available information.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities (common and preferred stock) – Securities traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange. If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Mutual funds are generally priced at the ending net asset value provided by the service agent of the Funds and are categorized as Level 1 securities.

Bonds & Notes – Bonds and notes are valued at an evaluated bid price obtained from independent pricing services. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Debt Securities – Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. To the extent the inputs are observable and timely, these securities would be categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of September 30, 2015:

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks
Accommodation & Food Services	$342,700	$—	$—	$342,700
Arts, Entertainment & Recreation	189,525	—	—	189,525
Finance & Insurance	713,082	—	—	713,082
Health Care	723,807	—	—	723,807
Information	1,667,138	—	—	1,667,138
Manufacturing	1,510,126	—	—	1,510,126
Mining, Quarrying & Oil & Gas Extraction	663,487	—	—	663,487
Retail Trade	818,884	—	—	818,884
Transportation & Warehousing	495,096	—	—	495,096
Utilities	221,440	—	—	221,440
Total Common Stocks	7,345,285	—	—	7,345,285
Exchange Traded Funds	194,040	—	—	194,040
Open-End Funds	445,324	—	—	445,324
REITs
Real Estate & Rental & Leasing	243,000	—	—	243,000
Royalty Trust
Construction	378,675	—	—	378,675
Short-Term Investments	273,721	—	—	273,721
Total Investments	$8,880,045	$—	$—	$8,880,045

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels. There were no Level 3 investments held by the Fund during the year ended September 30, 2015.

Note 3 – Capital Share Transactions

As of September 30, 2015, 30,000,000 shares of $1 par value capital stock were authorized, of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of September 30, 2015, capital paid-in aggregated $6,283,080.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 3 – Capital Share Transactions (continued)

Transactions in shares of capital stock for the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Shares sold	17,087	$261,280	12,727	$207,100
Shares issued in reinvestment of distributions	63,506	953,218	1,742	25,654
	80,593	1,214,498	14,469	232,754
Shares redeemed	(137,675)	(2,161,512)	(88,015)	(1,386,148)
Net decrease	(57,082)	$(947,014)	(73,546)	$(1,153,394)

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $6,003,052 and $7,871,689, respectively. The aggregate cost of purchases and proceeds from sales of short-term investments, were $5,543,123 and $5,858,384, respectively.

Note 5 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Market Risk. The prices of the stocks in which the Fund invests may decline for a number of reasons such as changing economic, political or market conditions. The price declines may be steep, sudden and/or prolonged. This means you may lose money.

Financial Risk. There is a risk that the price of a common stock will decline because the issuing company experiences financial distress or does not perform as well as anticipated. Factors affecting a company’s performance can include the strength of its management and the demand for its products or services.

Value Investing Risk. The Fund mainly invests in undervalued stocks. There is a risk that the Advisor may not properly assess a company’s value or that the market does not recognize improving fundamentals as quickly as the Fund anticipated. In such cases, the stocks may not reach prices which reflect the intrinsic value of the company. There is also a risk that the Fund may not perform as well as other types of mutual funds when “value” style investing is out of favor with other investors.

Small and Mid-Cap Company Risk. The Fund may invest in small and mid-capitalization companies that may not have the size, resources, and other assets of large capitalization companies. As a result, the securities of small and mid-capitalization companies held by the Fund may be subject to greater market risks and fluctuations in value than large capitalization companies, and fluctuations in the value of such securities may not correspond to changes in the stock market in general.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 5 – Principal Risks (continued)

Other Investment Companies Risk. To the extent the Fund invests in the shares of other investment companies, you will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

ETF Risk. The market price of an ETF’s shares may trade at a discount to their net asset value and an active trading market for an ETF’s shares may not develop or be maintained. An ETF that tries to track an underlying index may not be successful at doing so.

Foreign Securities Risk. The Fund may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. When the Fund invests in securities of foreign issuers, the Fund intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, however, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Hedging Risk. By writing a call option, the Fund may incur the risk of lost opportunity if the price of the underlying security rises in value. If the Fund does not exercise or sell a put option it has purchased, such as a stock index put option, prior to the option’s expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost. It is possible there may be times when a market for the Fund’s outstanding options does not exist.

Credit and Counterparty Risk. The Fund is exposed to credit risk to counterparties with whom it transacts with and also bears the risk of settlement default. The Fund may lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative instrument contract is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The Fund minimizes concentration of credit risk by undertaking transactions with a diverse population of counterparties with a history of good credit quality.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Investment Advisory Fee

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde to act as the Fund’s investment advisor. Concorde provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde is to be paid an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $98,225 for the year ended September 30, 2015, of which $6,915 was payable at September 30, 2015. Certain officers and directors of the Company are also officers, directors and/or employees of Concorde.

Note 7 – Federal Tax Information

At September 30, 2015, the Fund’s investments and components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$6,504,370
Gross tax unrealized appreciation	2,654,586
Gross tax unrealized depreciation	(278,911)
Net tax unrealized appreciation	$2,375,675
Undistributed ordinary income	—
Undistributed long-term gain	517,115
Total distributable earnings	$517,115
Other accumulated losses	$(37,962)
Net accumulated earnings	$2,854,828

At September 30, 2015, the Fund had no tax basis capital loss carryovers to offset future capital gains. The Fund did not utilize a capital loss carryover during the year ended September 30, 2015. The Fund had $37,962 of late year loss deferrals and no post-October loss.

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 was as follows:

	September 30, 2015	September 30, 2014
Ordinary income	$—	$25,654
Long-term capital gain	$953,218	$—

Note 8 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent to September 30, 2015 through November 16, 2015, the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Concorde Value Fund, a series of Concorde Funds, Inc. (Fund), including the schedule of investments in securities, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund, a series of Concorde Funds, Inc. as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 16, 2015

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2015 is available without charge, upon request, by calling (972) 701-5400. Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the FUND intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents. One the FUND receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 4/1/15	Value – 9/30/15	Six Months Ended 9/30/15
Actual	$1,000.00	$881.20	$11.36
Hypothetical (5% return before expenses)	$1,000.00	$1,013.62	$12.16

*
Expenses are equal to the FUND’s annualized expense ratio of 2.41%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2015).

DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Officers and Directors and is available, without charge, upon request by calling (972) 701-5400.

Other
	Position(s)	Term of Office		# of Funds	Directorships
Name, Address	Held with	and Length	Principal Occupation(s)	in Fund	Held During
and Year of Birth	the Fund	of Time Served	During Past 5 Years	Complex	Past 5 Years
“Disinterested Persons”

William Marcy, Ph.D., P.E.	Director	Indefinite,	Executive Director of the Murdough	1	None
Born: 1942		until	Center for Engineering Professionalism
Address:		successor	and the National Institute for
4980 Spur Ridge Rd.		elected	Engineering Ethics, Texas Tech
Las Cruces, New Mexico		Since 2006	University. He is a former Provost and
88011			Senior Vice President for Academic
Affairs, Texas Tech University.

John H. Wilson	Chairman	Indefinite,	President of U.S. Equity Corporation,	1	Capital
Born: 1942	and	until	a venture capital firm, since 1983.		Southwest
Address:	Director	successor			Corporation,
1000 Three Lincoln Centre		elected			Encore Wire
5430 LBJ Freeway LB3		Since 1992			Corporation
Dallas, Texas 75240-2650

“Interested Persons”

Gary B. Wood, Ph.D.*,**	President,	Indefinite,	President, Secretary, Treasurer and	1	N/A
Born: 1949	Chief	until	a director of the Advisor and Concorde
Address:	Compliance	successor	Capital Corporation, an exempt reporting
1000 Three Lincoln Centre	Officer	elected	advisor to funds affiliated with the Advisor.
5430 LBJ Freeway LB3		(as Director)	He is also Chairman of the Board and
Dallas, Texas 75240-2650			Interim CEO of International Hospital
	Director	One-year term	Corporation Holding, NV and its subsidiaries,
		(as officer)	which owns, develops and manages
		Since 1987	private healthcare facilities in Mexico,
Central America and Brazil.
	Treasurer	(1987 – 2014).

John A. Stetter	Secretary	One-year term	Vice President and Portfolio Manager	N/A	N/A
Born: 1955		Since 1998	for the Advisor.
Address:
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

DIRECTORS AND OFFICERS (Unaudited)

Other
	Position(s)	Term of Office		# of Funds	Directorships
Name, Address	Held with	and Length	Principal Occupation(s)	in Fund	Held During
and Year of Birth	the Fund	of Time Served	During Past 5 Years	Complex	Past 5 Years
Gregory B. Wood**	Treasurer	One-year term	Vice President of Concorde	N/A	N/A
Born: 1979		Since 2014	Investment Management and Concorde
Address:			Capital since 2014. Commercial
1000 Three Lincoln Centre			banking underwriter at JPMorgan
5430 LBJ Freeway LB3			Chase & Co., Inc. (2010 – 2014).
Dallas, Texas 75240-2650

*	Dr. Wood is a director who is an “interested person” of the FUND as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
**	Dr. Wood and Gregory Wood are father and son, respectively.

(This Page Intentionally Left Blank.)

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2015	FYE 09/30/2014
Audit Fees	$17,000	$17,000
Audit-Related Fees	None	None
Tax Fees	$1,000	$1,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2015	FYE 09/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2015	FYE 09/30/2014
Registrant	None	None
Registrant’s Investment Adviser	$1,500	$1,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filed November 18, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date     November 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gregory  B. Wood
Gregory B. Wood, Principal Executive Officer

Date     November 23, 2015

By (Signature and Title)*    /s/Gregory  B. Wood
Gregory B. Wood, Principal Financial Officer

Date     November 23, 2015